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                                  EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the inclusion in this Registration Statement on Form S-1 of our report dated December 12, 1996 on our audits of the financial statements and financial statement schedules of Lahaina Acquisitions, Inc. We also consent to the reference to our Firm under the caption "Experts."

                                             /s/ Doran Peck, C.P.A., P.C.
                                                 ----------------------------
                                                 Doran Peck, C.P.A., P.C.



Denver, Colorado
March 1, 1999